                                                                   Exhibit 10.10


                       THIRD AMENDMENT TO CREDIT AGREEMENT

         This Third Amendment to Credit Agreement (the "Second Amendment") is made as of this 20 day of June, 2002 by and among

         PETSMART, INC., a Delaware corporation, having a principal place of business at 19601 North 27th Avenue, Phoenix, Arizona 85027, as Lead Borrower for the Borrowers, being said PETSMART, INC., and

                  PETSMART DIRECT, INC., a New York corporation, having a principal place of business at 1989 Transit Way, Brockport, New York 14420;

                  PETSMART STORE SUPPORT GROUP, INC., a Delaware corporation, having a principal place of business at 19601 North 27th Avenue, Phoenix, Arizona 85027;

                  PETSMART.COM., INC., a Delaware corporation, having a principal place of business at 19601 North 27th Avenue, Phoenix Arizona 85027; and

                  PET CATALOG, LLC, a Delaware limited liability company, having a principal place of business at 19601 North 27th Avenue, Phoenix, Arizona 85027 each of the Lenders party to the Credit Agreement (defined below) (together with each of their successors and assigns, referred to individually as a "Lender" and collectively as the "Lenders"), and

         FLEET NATIONAL BANK, as Issuing Bank, a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110; and

         FLEET RETAIL FINANCE INC., as Administrative Agent and Collateral Agent for the Lenders, a Delaware corporation, having its principal place of business at 40 Broad Street, Boston, Massachusetts 02109; and

         CONGRESS FINANCIAL CORPORATION (WESTERN), as Co-Agent.

In consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                               W I T N E S S E T H

         A. Reference is made to the Credit Agreement (as amended and in effect, the "Credit Agreement") dated as of April 30, 2001 by and among the Lead Borrower, the Borrowers, the Lenders, the Issuing Bank, the Agents, and the Co-Agent.

         B. The parties to the Credit Agreement desire to modify and amend certain provisions of the Credit Agreement, as provided herein.



                                       1.

         Accordingly, the parties hereto agree as follows:

         1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         2. Amendments to Article I of the Credit Agreement. The provisions of Article I of the Credit Agreement are hereby amended as follows:

         a. The definition of "Bonds" is hereby deleted in its entirety and the following substituted in its stead:

                  "Bonds" means any unsecured Indebtedness for borrowed money permitted pursuant to this Agreement.

         b. The definition of "Cash Control Event" is hereby deleted in its entirety and the following substituted in its stead:

                  "Cash Control Event" means that Excess Availability is less than $40,000,000. For purposes of Section 2.21(h) hereof, the occurrence of a Cash Control Event shall be deemed continuing notwithstanding that Excess Availability may thereafter exceed the amount set forth in the preceding sentence unless and until Excess Availability exceeds such amount for sixty (60) consecutive days, in which case a Cash Control Event shall no longer be deemed to be continuing for purposes of Section 2.21(h) hereof, provided that a Cash Control Event shall be deemed continuing (even if Excess Availability exceeds the required amounts for sixty consecutive days) if a Cash Control Event has occurred and been discontinued on three (3) occasions in any twelve month period.

         c. The definition of "Maturity Date" is hereby deleted in its entirety and the following substituted in its stead:

                  "Maturity Date" means April 30, 2006.

         d. The definition of "Payment Conditions" is hereby deleted in its entirety and the following substituted in its stead:

                  "Payment Conditions" means, at the time of determination, that
                  (a) no Default or Event of Default then exists or would arise as a result of the making of the subject payment, and (b) prior to, and immediately after giving effect to, the subject payment, and on a pro forma twelve months basis thereafter, Excess Availability shall be equal to or greater than $40,000,000.00.

         3. Amendments to Article II of the Credit Agreement. The provisions of Article II of the Credit Agreement are hereby amended as follows:

         a. The provisions of Section 2.01(a)(i) of the Credit Agreement are hereby amended by deleting the number "$250,000,000" appearing therein and substituting the number "$200,000,000" in its stead.

                                       2.

         b. The provisions of Section 2.05(b) of the Credit Agreement are hereby amended by deleting the number "$250,000,000" appearing therein and substituting the number "$200,000,000" in its stead.

         4. Amendments to Article V of the Credit Agreement. The provisions of Article V of the Credit Agreement are hereby amended as follows:

         a. The provisions of Section 5.01(c) of the Credit Agreement are hereby amended by adding the following at the beginning thereof:

                  at any time that a Cash Control Event exists,

         b. The provisions of Section 5.01(f) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

                  (f) within five (5) days after the end of each month, a certificate in the form of Exhibit D (a "Borrowing Base Certificate") showing the Borrowing Base as of the close of business on the last day of the immediately preceding month, each such Certificate to be certified as complete and correct on behalf of the Borrowers by a Financial Officer of the Lead Borrower, provided, however, if and so long as a Cash Control Event exists, such Borrowing Base Certificate (showing the Borrowing Base as of the close of business on the last day of the immediately preceding week) shall be furnished weekly on Wednesday of each week;

         c. The provisions of Section 5.01(j) of the Credit Agreement by deleting the number "$5,000,000" and substituting the number "$20,000,000" in its stead.

         d. The provisions of Section 5.03 of the Credit Agreement are hereby amended by adding the following at the end of clause
                  (ii) thereof:

                  provided that, notwithstanding the foregoing, the Lead Borrower shall only be obligated to furnish a store listing quarterly within 45 days of the end of each fiscal quarter;

         e. The provisions of Section 5.09(b) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

                  (b) Each Loan Party will, and will cause each of the Subsidiaries to, from time to time upon the request of the Collateral Agent or the Required Lenders through the Administrative Agent, permit any Agent or professionals (including investment bankers, consultants, accountants, lawyers and appraisers) retained by the Agents, upon reasonable prior notice and during normal business hours, to conduct appraisals, commercial finance examinations and other evaluations, including, without limitation, of (i) the Borrowers' practices in the computation of the Borrowing Base and (ii) the assets included in the Borrowing Base and related financial information such as, but not limited to, sales, gross margins, payables, accruals and reserves, and pay the reasonable fees and expenses of the Agents or such professionals with respect to such evaluations and appraisals, provided that


                                       3.

                  as long as a Default has not occurred and is continuing, in each fiscal year commencing with the Borrowers' fiscal year beginning February, 2002, as long as average Excess Availability for the last six months of the immediately preceding fiscal year was equal to or greater than (A) $80,000,000.00, the Borrowers shall not be required to pay for more than one commercial finance examination and one inventory appraisal in the then current fiscal year, or (B) $40,000,000.00 (but less than $80,000,000.00), the Borrowers shall not be required to pay for more than three commercial finance examinations and three inventory appraisals in the then current fiscal year provided that if the average Excess Availability for any thirty day period in any fiscal year is equal to or less than $40,000,000.00, the Borrowers shall be required to pay for all commercial finance examinations and appraisals undertaken during such fiscal year.

         5. Amendments to Article VI of the Credit Agreement. The provisions of Article VI of the Credit Agreement are hereby amended as follows:

         a. The provisions of Section 6.01(a)(v) are hereby deleted in their entirety and the following substituted in their stead:

                  (v) Indebtedness of any Loan Party to finance the acquisition, construction or improvement of any fixed or capital assets or software, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof, provided that the aggregate principal amount of Indebtedness permitted by this clause (v) shall not exceed $50,000,000.00 at any time outstanding;

         b. The provisions of Section 6.01(a)(ix) are hereby deleted in their entirety and the following substituted in their stead:

                  (ix) other unsecured Indebtedness or subordinated Indebtedness, provided that the terms of such Indebtedness are customary for the applicable type of financing;

         c. The provisions of Section 6.01(b) are hereby deleted in their entirety.

         d. The provisions of Section 6.04(d) are hereby deleted in their entirety and the following substituted in their stead:

                  (d) Guarantees constituting Indebtedness permitted by Section 6.01, provided that such Guarantees by the Borrowers, other than Guarantees of Indebtedness permitted under Section 6.01(a)(ix), shall not exceed $20,000,000.00 in the aggregate at any time outstanding;

         e. The provisions of Section 6.04(f) are hereby deleted in their entirety and the following substituted in their stead:



                                       4.

                  (f) loans or advances to employees for the purpose of travel, entertainment or relocation in the ordinary course of business in an amount not to exceed $1,000,000.00 to any employee or $7,500,000.00 in the aggregate at any time outstanding;

         f. The provisions of Section 6.04(g) are hereby deleted in their entirety and the following substituted in their stead:

                  (g) acquisitions of the capital stock or assets of any other Person, provided that (i) no Cash Control Event exists immediately prior to, or after giving effect to, the acquisition, and (ii) no Default or Event of Default exists immediately prior to, or after giving effect to, the acquisition, and (iii) the provisions of Section 5.12 are satisfied, or if the transaction is an asset acquisition, reasonably promptly after such acquisition, the applicable Loan Parties shall have executed such documents and agreements as the Collateral Agent shall have reasonably requested in order to create and perfect the Collateral Agent's Lien on the assets so acquired.

         g. The provisions of Section 6.04(h) are hereby deleted in their entirety and the following substituted in their stead:

                  (h) equity investments, loans or advances made by any Loan Party to any Foreign Subsidiary in an aggregate amount not to exceed $10,000,000 outstanding at any time provided that (i) the Borrowers shall be in compliance with the provisions of
                  Section 6.11 hereof, immediately prior to, and immediately after giving effect to, such investment, loan or advance, and on a twelve month pro forma basis thereafter, and (ii) no Default or Event of Default exists immediately prior to, or after giving effect, to any such investment, loan or advance;

         h. The provisions of Section 6.04(i) are hereby deleted in their entirety and the following substituted in their stead:

                  (i) working capital advances to veterinarians who are tenants of properties owned by or leased by a Loan Party in an aggregate amount not to exceed $15,000,000 outstanding at any time, provided that no Default or Event of Default exists immediately prior to, or after giving effect, to any such advance;

         i. The provisions of Section 6.04(j) are hereby deleted in their entirety and the following substituted in their stead:

                  (j) loans to, or guarantees of obligations of, officers of any Loan Party to exercise incentive stock options of the Lead Borrower, to purchase capital stock of the Lead Borrower or to pay alternative minimum tax obligations of such officers, provided that no Default or Event of Default exists immediately prior to, or after giving effect, to any such loan or guarantee, and provided further that such loans or guarantees shall not exceed an amount equal to $7,500,000.00 in the aggregate at any time outstanding;



                                       5.

         j. The provisions of Section 6.05 of the Credit Agreement are hereby amended by deleting the final subparagraph in its entirety and substituting the following in its stead:

                  provided that all sales, transfers, leases and other dispositions permitted hereby (other than sales, transfers and other disposition permitted under clause (b)) shall be made at arm's length and for fair value: and further provided that the authority granted under clauses (b) through (e) hereof may be terminated in whole or in part b, the Agents upon the occurrence and during the continuance of any Event of Default.

         k. The provisions of Section 6.06(a) are hereby deleted in their entirety and the following substituted in their stead:

                  (a) The Loan Parties will not, and will not permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except as long as no Default or Event of Default exists or would arise therefrom (i) the Loan Parties may declare and pay dividends with respect to their capital stock payable solely in additional shares of their common stock, (ii) the Subsidiaries of the Lead Borrower may declare and pay dividends ratably with respect to their capital stock, and (iii) the Lead Borrower may repurchase its capital stock or declare and pay cash dividends or other distributions if the Payment Conditions are then satisfied.

         l. The provisions of Section 6.06(b)(iii) are hereby deleted in their entirety and the following substituted in their stead:

                  (iii) redemptions of the Indebtedness due under the Bonds, if the Payment Conditions are then satisfied.

         m. The provisions of Section 6.09 are hereby deleted in their entirety and the following substituted in their stead:

                  SECTION 6.09 Amendment of Material Documents. The Loan Parties will not, and will not permit any Subsidiary to, amend, modify or waive any of its rights under (a) any leases or subleases relating to real estate, including, without limitation, the Real Estate, or (b) the Bonds, in each case to the extent that such amendment, modification or waiver would be materially adverse to the interests of the Lenders.

         n. The provisions of Section 6.11(a) are hereby deleted in their entirety and the following substituted in their stead:

                  (a) The Borrowers shall not permit Excess Availability to be less than $20,000,000.00 at any time.

         o. The provisions of Section 6.11(b) are hereby deleted in their entirety.


                                       6.

         6. Amendments to Article VII of the Credit Agreement. The provisions of Article VII of the Credit Agreement are hereby amended as follows:

         a. The provisions of Section 7.01(k) of the Credit Agreement are hereby amended by deleting the number "$5,000,000" appearing therein and substituting the number "$25,000,000" in its stead.

         b. The provisions of Section 7.01(o) of the Credit Agreement are hereby amended by deleting the number "$5,000,000" appearing therein and substituting the number "$10,000,000" in its stead.

         7. Amendment to Schedules. Schedule 5.01(1) to the Credit Agreement is hereby deleted in its entirety and a new Schedule 5.01(1) in the form annexed hereto substituted in its stead.

         8. Conditions Precedent to Effectiveness. This Third Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

         a. This Third Amendment shall have been duly executed and delivered by the Required Lenders and the other parties hereto and, shall be in full force and effect and shall be in form and substance satisfactory to the Administrative Agent and the Required Lenders.

         b. All action on the part of the Borrowers necessary for the valid execution, delivery and performance by the Borrowers of this Third Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

         c. The Borrower shall have paid to the Administrative Agent, for the pro rata accounts of the Lenders consenting to and executing this Third Amendment, an amendment fee in an amount equal to 25 basis points of the Commitment of each such Lender. Such amendment fee shall be fully earned upon payment and shall not be subject to refund or rebate under any circumstances.

         d. The Borrower shall have executed and delivered to each of the Lenders an Amended and Restated Revolving Credit Note to reflect the reduction of the Total Commitment.

         e. The Borrower and each Facility Guarantor shall have provided such additional instruments and documents to the Administrative Agent as the Administrative Agent and its counsel may have reasonably requested.

         9.       Miscellaneous.

         a. This Third Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.



                                       7.

         b. This Third Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

         c. Any determination that any provision of this Third Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Third Amendment.

         d. The Borrowers shall pay promptly after demand all costs and expenses of the Agents, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this Third Amendment.

         e. The Borrowers warrant and represent that the Borrowers have consulted with independent legal counsel of the Borrowers' selection in connection with this Third Amendment and is not relying on any representations or warranties of the Agents, the Lenders or their counsel in entering into this Third Amendment.

         f. Except as provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The Borrower hereby ratifies, confirms, and reaffirms all of the representations, warranties and covenants therein contained and acknowledges that the Obligations, as amended hereby, are and continue to be secured by the Collateral.



                                       8.

         IN WITNESS WHEREOF, the parties have duly executed this Third Amendment as of the day and year first above written.

                                      PETSMART, INC.
                                      as Lead Borrower and Borrower

                                      By    /s/   Scott A. Crozier
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      PETSMART DIRECT, INC.


                                      By    /s/   Scott A. Crozier
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      PETSMART STORE SUPPORT GROUP, INC.


                                      By    /s/   Scott A. Crozier
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      PETSMART.COM, INC.


                                      By    /s/   Scott A. Crozier
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      PET CATALOG, LLC


                                      By    /s/   Scott A. Crozier
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      FLEET RETAIL FINANCE INC., as
                                      Administrative Agent, as Collateral Agent, as Swingline Lender, and as Lender


                                      By    /s/   Keith Vercauteren
                                         ---------------------------------------
                                      Name: Keith Vercauteren
                                      Title: AVP

                                      FLEET NATIONAL BANK, as Issuing Bank


                                      By    /s/   Keith Vercauteren
                                         ---------------------------------------
                                      Name: Keith Vercauteren
                                      Title: AVP

                                      GMAC BUSINESS CREDIT, LLC, as Lender


                                      By    /s/   George Grieco
                                         ---------------------------------------
                                      Name: George Grieco
                                      Title: Director

                                      CONGRESS FINANCIAL CORPORATION (WESTERN), as Co-Agent and Lender


                                      By    /s/   Gary Whitaker
                                         ---------------------------------------
                                      Name: Gary Whitaker
                                      Title: VP

                                      FOOTHILL CAPITAL CORPORATION, as Lender


                                      By    /s/   Juan Barrera
                                         ---------------------------------------
                                      Name: Juan Barrera
                                      Title:

                                      LASALLE BUSINESS CREDIT, INC. as Lender


                                      By    /s/   William A. Stapel
                                         ---------------------------------------
                                      Name: William A. Stapel
                                      Title: F.V.P.

                                      GENERAL ELECTRIC CAPITAL CORPORATION
                                      (successor to Heller Financial, Inc. and debis Financial Services, Inc.), as Lender


                                      By    /s/   W. Jerome McDermott
                                         ---------------------------------------
                                      Name: W. Jerome McDermott
                                      Title: Duly Authorized Signatory

                                      IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as Lender


                                      By    /s/   Brian Kennedy
                                         ---------------------------------------
                                      Name: Brian Kennedy
                                      Title: Vice President

                                      SIEMENS FINANCIAL SERVICES, INC., as
                                      Lender


                                      By    /s/   Frank Amodio
                                         ---------------------------------------
                                      Name: Frank Amodio
                                      Title: Vice President-Credit

                                      ORIX FINANCIAL SERVICES, INC., as Lender


                                      By    /s/   J. Paul Hicks
                                         ---------------------------------------
                                      Name: J. Paul Hicks
                                      Title: First Vice President

                                      THE PROVIDENT BANK, as Lender


                                      By    /s/   Cary M. Sierzputowski
                                         ---------------------------------------
                                      Name: Cary M. Sierzputowski
                                      Title: Vice President

                         CONSENT OF FACILITY GUARANTORS

          The undersigned, Facility Guarantors, each hereby consent to the Third Amendment to Agreement and each acknowledge that their Guarantee of the Obligations, the Security Agreement and all other Loan Documents executed by each of them remains in full force and effect.

          IN WITNESS WHEREOF, the Facility Guarantors have caused this Consent to Third Amendment to be executed and their seals to be hereto affixed as the date first above written.

                                            STATE LINE TACK, INC.
                                            PETSMART VETERINARY SERVICES, INC.
                                            AUTHORITY PET FOOD COMPANY
                                            PACIFIC COAST DISTRIBUTING, INC.
                                            PETSTUFF CANADA (USA) HOLDINGS, INC.
                                            PETSTUFF NOVA SCOTIA, INC.
                                            3003300 NOVA SCOTIA COMPANY

                                            By   /s/   Scott A. Crozier
                                               ---------------------------------
                                            Name: Scott A. Crozier

                                            Authorized Signatory